Exhibit 23.10

M3 Engineering & Technology Corp.
2051 W. Sunset Rd., Tucson, AZ 85704

CONSENT OF QUALIFIED PERSON

I, Alberto Bennett, state that I am responsible for preparing or supervising the preparation of part(s) of the technical report summary titled "El Pilar Project, S-K 1300 Technical Report Summary Feasibility study", with an effective date of February 28, 2022 (the "Technical Report Summary"), which was originally filed as Exhibit 23.9 to the annual report on Form 10-K of Southern Copper Corporation (the "Company") for the fiscal year ended December 31, 2025 (the "10-K").

Furthermore, I state that:

(a)	I consent to the incorporation by reference of the Technical Report Summary into this Registration Statement on Form S-3 of the Company; and

(b)	I confirm that I have read the portions of the 10-K relating to the parts of the Technical Report Summary for which I am responsible, and that such portions of the 10-K fairly and accurately reflect such information.

Dated at this 11th day of June, 2026

/s/ Alberto Bennett

Alberto Bennett, P.E.

Danny Tolmer, P.Eng. (British Columbia)

Snowden Optiro

Suite 730 – 815 W Hastings St. Vancouver,

BC, V6C1B4

CONSENT OF QUALIFIED PERSON

I, Danny Tolmer, state that I am responsible for preparing or supervising the preparation of part(s) of the technical report summary titled ‘El Pilar Project S-K 1300 Technical Report Summary Feasibility Study’, with an effective date of December 31, 2021 (the "Technical Report Summary"), which was originally filed as Exhibit 96.8 to the annual report on Form 10-K of Southern Copper Corporation (the "Company") for the fiscal year ended December 31, 2025.

Furthermore, I state that:

(a)	I consent to the incorporation by reference of the Technical Report Summary into this Registration Statement on Form S-3 of the Company; and

(b)	I confirm that I have read the portions of the 10-K relating to the parts of the Technical Report Summary for which I am responsible, and that such portions of the 10-K fairly and accurately reflect such information.

Dated at Vancouver, BC, this 11th day of June, 2026

/s/ Danny Tolmer

Danny Tolmer, P.Eng. (British Columbia, No. 33590 EGBC Certificate)

Michael Pegnam, P.E., (Arizona)

WSP USA Inc.

177 N Church Avenue, Suite 1105, Tucson, AZ 85701

CONSENT OF QUALIFIED PERSON

I, Michael Pegnam, state that I am responsible for preparing or supervising the preparation of part(s) of the technical report summary titled ‘El Pilar Project S-K 1300 Technical Report Summary Feasibility Study’, with an effective date of December 31, 2021 (the "Technical Report Summary"), which was originally filed as Exhibit 96.8 to the annual report on Form 10-K of Southern Copper Corporation (the "Company") for the fiscal year ended December 31, 2025.

Furthermore, I state that:

(a)	I consent to the incorporation by reference of the Technical Report Summary into this Registration Statement on Form S-3 of the Company; and

(b)	I confirm that I have read the portions of the 10-K relating to the parts of the Technical Report Summary for which I am responsible, and that such portions of the 10-K fairly and accurately reflect such information.

Dated at Tucson, Arizona, this 11th day of June, 2026

/s/ Michael Pegnam

Michael Pegnam, Registered Professional Engineer - Arizona, U.S. (Registration No. 33800)

Ronald Turner MAusIMM (CP Geo.)

WSP Mining S.A.

Magdalena 181, Piso 3, Las Condes, Santiago, Chile

CONSENT OF QUALIFIED PERSON

I, Ronald Turner, state that I am responsible for preparing or supervising the preparation of part(s) of the technical report summary titled ‘El Pilar Project S-K 1300 Technical Report Summary Feasibility Study’, with an effective date of December 31, 2021 (the "Technical Report Summary"), which was originally filed as Exhibit 96.8 to the annual report on Form 10-K of Southern Copper Corporation (the "Company") for the fiscal year ended December 31, 2025.

Furthermore, I state that:

(a)	I consent to the incorporation by reference of the Technical Report Summary into this Registration Statement on Form S-3 of the Company; and

(b)	I confirm that I have read the portions of the 10-K relating to the parts of the Technical Report Summary for which I am responsible, and that such portions of the 10-K fairly and accurately reflect such information.

Dated at Santiago, Chile, this 11th day of June, 2026

/s/ Ronald Turner

Ronald Turner MAusIMM No. 302538, (CP Geo.)